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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 22, 2001
                                                        ----------------

                            SYMPHONIX DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    000-23767                77-0376250
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


      2331 Zanker Road, San Jose, California          95131-1107
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     (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code (408) 232-0710
                                                          --------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant

          (a)  Previous independent accountants

               (i) On January 22, 2001, PricewaterhouseCoopers LLP resigned as the independent accountants of Symphonix Devices, Inc.

               (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii) In connection with its audits for the two most recent fiscal years and through January 22, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

               (iv) During the two most recent fiscal years and through January 22, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 29, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     (b)  New independent accountants

               The Registrant is in final discussions with a big five accounting firm it expects to engage as its new independent accountant. The decision to engage this new independent accountant has been approved by the audit committee of Symphonix Devices, Inc.'s board of directors.

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Item 7.     Financial Statements and Exhibits

       (c)  Exhibits

            16.1  Letter re change in certifying accountant.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYMPHONIX DEVICES, INC.

                                    /S/ Kirk B. Davis
                                    --------------------------------------------
                                    Kirk B. Davis
                                    President and Chief Executive Officer

                                    Date: January 29, 2001
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                                 EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
16.1          Letter re change in certifying accountant.